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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): April 24, 2002


                REPUBLIC TECHNOLOGIES INTERNATIONAL HOLDINGS, LLC
             (Exact Name of Registrant as Specified in Its Charter)





                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

         333-90709-04                                 34-1902647
   (Commission File Number)                (I.R.S. Employer Identification No.)

          3770 Embassy Parkway
               Akron, Ohio                            44333-8367
(Address of Principal Executive Offices)              (Zip Code)

                                 (330) 670-3000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A

                         (Former Name or Former Address)

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ITEM 5.  OTHER EVENTS

         Republic Technologies International Holdings, LLC, a Delaware limited liability company (the "Company"), issued a press release on April 24, 2002 announcing that the Company has signed a non-binding letter of intent to sell substantially all its assets to RTI Acquisition Corporation, a new company formed by KPS Special Situations Fund L.P. and Pegasus Partners II L.P. to acquire the Company. The press release and letter of intent are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

           Exhibit No.                       Exhibit
           -----------                       -------

            99.1             Press Release dated April 24, 2002

            99.2             Letter of Intent dated April 2002


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date: May 6, 2002
                                    REPUBLIC TECHNOLOGIES
                                     INTERNATIONAL LLC


                                    By: /s/ Joseph A. Kaczka
                                        -----------------------------------
                                        Joseph A. Kaczka

                                        Vice President, Finance, Controller
                                        and Chief Accounting Officer


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                                  EXHIBIT INDEX

Exhibit           Description
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99.1              Press Release dated April 24, 2002
99.2              Letter of Intent dated April 2002